Exhibit 99.2

Supplemental Information

December 31, 2007

(Unaudited)

Edmonds, WA	South San Francisco, CA	Denver, CO

Company Information (1)

Board of Directors

Mary A. Cirillo-Goldberg
Former Chairman and Chief Executive
Officer, OPCENTER

Robert R. Fanning, Jr.
Managing Director (Retired),
The Huron Consulting Group

James F. Flaherty III
Chairman and Chief Executive Officer
HCP, Inc.

Christine Garvey
Former Global Head of Corporate
Real Estate Services, Deutsche Bank AG

David B. Henry
Vice Chairman and Chief Investment
Officer, Kimco Realty Corporation

Michael D. McKee
Chief Executive Officer and Vice
Chairman, The Irvine Company

Harold M. Messmer, Jr.
Chairman and Chief Executive Officer
Robert Half International, Inc.

Peter L. Rhein
Partner, Sarlot & Rhein

Kenneth B. Roath
Chairman Emeritus, HCP, Inc.

Richard M. Rosenberg
Chairman and Chief Executive Officer
(Retired), Bank of America

Joseph P. Sullivan
Chairman of the Board of Advisors
RAND Health

Senior Management

Jon M. Bergschneider
Senior Vice President
Life Science Estates

George P. Doyle
Senior Vice President
Chief Accounting Officer

Charles A. Elcan
Executive Vice President
Medical Office Properties

James F. Flaherty III
Chairman and
Chief Executive Officer

Paul F. Gallagher
Executive Vice President
Chief Investment Officer

Edward J. Henning
Executive Vice President
General Counsel, Chief Administrative
Officer and Corporate Secretary

Thomas D. Kirby
Senior Vice President
Acquisitions and Valuations

Thomas M. Klaritch
Senior Vice President
Medical Office Properties

Marshall D. Lees
Executive Vice President
Life Science Estates

Brian J. Maas
Senior Vice President
Associate General Counsel

Donald S. McNutt
Executive Vice President
Operations

Stephen I. Robie
Senior Vice President
Financial Planning and Analysis

Randall W. Rohner
Senior Vice President
Life Science Estates

Timothy M. Schoen
Senior Vice President
Investment Management

Susan M. Tate
Senior Vice President
Asset Management

Mark A. Wallace
Executive Vice President
Chief Financial Officer and Treasurer

See Reporting Definitions and Supplemental Financial Measures Disclosures

Company Information (1)

Other Information

Corporate Headquarters	Nashville Office	Senior Debt Ratings
3760 Kilroy Airport Way, Suite 300	3100 West End Avenue, Suite 800	Moody’s	Baa3
Long Beach, CA 90806-2473	Nashville, TN 37203	Standard & Poor’s	BBB
(562) 733-5100		Fitch	BBB

Chicago Office	San Francisco Office	Stock Exchange Listing
444 North Michigan Avenue, Suite 3230	400 Oyster Point Boulevard, Suite 409	NYSE
Chicago, IL 60611	South San Francisco, CA 94080
Trading Symbol
		HCP	Common Stock
		HCP_pe	Series E Preferred Stock
		HCP_pf	Series F Preferred Stock

(1)   As of February 11, 2008.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Highlights

Dollars in thousands, except per share data

	Three Months Ended December 31,				Year Ended December 31,
	2007		2006		2007		2006

Revenues	$273,121		$212,758		$982,509		$534,891

NOI	218,639		179,249		782,378		442,475

Adjusted EBITDA	236,496		192,676		875,001		541,936

Net income applicable to common shares	45,013		235,992		567,885		396,417

FFO applicable to common shares	117,241		65,629		449,091		272,753

Per diluted common share:

EPS	$0.21		$1.28		$2.71		$2.66

FFO	0.54		0.35		2.14		1.82

Dividends declared per common share	0.445		0.425		1.78		1.70

FFO payout ratio per common share	82%		121%		83%		93%

Adjusted fixed charge coverage	2.0	x	1.6	x	2.1	x	2.3	x

Financial leverage(1)					57%		59%

See Reporting Definitions and Supplemental Financial Measures Disclosures

Financial Performance	Total Assets Under Management: $13.6 Billion(2)

• 18% year-over-year FFO per share growth

• $4.7 billion of investments in 2007

• $1.0 billion of dispositions in 2007

• Contributed $1.7 billion of assets to joint ventures in 2007

• Raised $6.3 billion of capital in 2007

(1)	Financial leverage represents Total Debt divided by Total Gross Assets.
(2)	Represents the historical cost of real estate owned by HCP, the carrying amount of mortgage loans and 100% of the cost of real estate owned by unconsolidated joint ventures as of December 31, 2007.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Consolidated Balance Sheets

In thousands

	December 31,
	2007	2006
ASSETS
Real estate:
Buildings and improvements	$7,984,935	$5,755,944
Development costs and construction in progress	372,947	42,346
Land	1,620,721	650,894
Less accumulated depreciation and amortization	728,804	519,965
Net real estate	9,249,799	5,929,219

Net investment in direct financing leases	640,052	678,013
Loans receivable, net	1,065,485	196,480
Investments in and advances to unconsolidated joint ventures	248,894	25,389
Accounts receivable, net	44,892	31,026
Cash and cash equivalents	96,269	58,405
Restricted cash	36,427	40,786
Intangible assets, net	623,650	380,568
Real estate held for sale, net	171	512,187
Real estate held for contribution	—	1,684,341
Other assets, net	516,133	476,335

Total assets	$12,521,772	$10,012,749

LIABILITIES AND STOCKHOLDERS’ EQUITY
Bank lines of credit	$951,700	$624,500
Bridge and term loans	1,350,000	504,593
Senior unsecured notes	3,819,950	2,748,522
Mortgage debt	1,280,761	1,288,681
Mortgage debt on assets held for sale	—	38,617
Mortgage debt on assets held for contribution	—	889,356
Other debt	108,496	107,746
Intangible liabilities, net	278,553	134,050
Accounts payable and accrued liabilities	233,342	200,088
Deferred revenue	55,990	20,795
Total liabilities	8,078,792	6,556,948

Minority interests:
Joint venture partners	33,436	34,211
Non-managing member unitholders	305,835	127,554
Total minority interests	339,271	161,765

Commitments and contingencies Stockholders’ equity:
Preferred stock	285,173	285,173
Common stock	216,819	198,599
Additional paid-in capital	3,724,739	3,108,908
Cumulative dividends in excess of earnings	(120,920)	(316,369)
Accumulated other comprehensive income (loss)	(2,102)	17,725
Total stockholders’ equity	4,103,709	3,294,036

Total liabilities and stockholders’ equity	$12,521,772	$10,012,749

See Reporting Definitions and Supplemental Financial Measures Disclosures

Consolidated Statements of Income

In thousands, except per share data

	Three Months Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006
Revenues:
Rental and related revenues	$233,453	$183,996	$835,722	$483,921
Tenant recoveries	23,334	12,534	69,354	32,067
Income from direct financing leases	14,815	15,008	63,852	15,008
Investment management fee income	1,519	1,220	13,581	3,895
	273,121	212,758	982,509	534,891
Costs and expenses:
Interest	101,105	109,882	357,024	211,869
Depreciation and amortization	79,232	53,184	274,348	132,916
Operating	52,963	32,289	186,550	88,521
General and administrative	17,463	22,163	70,930	47,195
Impairments	—	3,577	—	3,577
	250,763	221,095	888,852	484,078

Operating income (loss):	22,358	(8,337)	93,657	50,813
Equity income from unconsolidated joint ventures	1,887	751	5,645	8,331
Gain on sale of real estate interest	—	—	10,141	—
Interest and other income, net	20,921	8,852	75,676	34,816
Minority interests’ share of earnings	(6,364)	(3,347)	(24,356)	(14,805)
Income (loss) from continuing operations	38,802	(2,081)	160,763	79,155

Discontinued operations:
Operating income	178	15,966	24,668	69,113
Impairments	—	(1,293)	—	(6,004)
Gains on sales of real estate	11,315	228,682	403,584	275,283
	11,493	243,355	428,252	338,392

Net income	50,295	241,274	589,015	417,547
Preferred stock dividends	(5,282)	(5,282)	(21,130)	(21,130)
Net income applicable to common shares	$45,013	$235,992	$567,885	$396,417

Basic earnings (loss) per common share (EPS):
Continuing operations	$0.16	$(0.04)	$0.67	$0.39
Discontinued operations	0.05	1.32	2.06	2.28
Net income applicable to common shares	$0.21	$1.28	$2.73	$2.67

Diluted earnings (loss) per common share:
Continuing operations	$0.16	$(0.04)	$0.67	$0.39
Discontinued operations	0.05	1.32	2.04	2.27
Net income applicable to common shares	$0.21	$1.28	$2.71	$2.66

Weighted average shares used to calculate EPS:
Basic	215,645	183,736	207,924	148,236
Diluted	216,917	183,736	209,254	148,841

Dividends declared per common share	$0.445	$0.425	$1.780	$1.700

See Reporting Definitions and Supplemental Financial Measures Disclosures

Consolidated Statements of Cash Flows

In thousands

	Year Ended December 31,
	2007	2006
Cash flows from operating activities:
Net income	$589,015	$417,547
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of real estate, in-place lease and other intangibles:
Continuing operations	274,348	132,916
Discontinued operations	6,831	21,153
Amortization of above and (below) market lease intangibles, net	(6,056)	(797)
Stock-based compensation	11,408	8,232
Amortization of debt issuance costs	20,413	14,533
Recovery of loan losses	(386)	—
Straight-line rents	(49,725)	(18,210)
Interest accretion	(8,739)	(2,513)
Deferred rental revenue	9,027	(518)
Equity income from unconsolidated joint ventures	(5,645)	(8,331)
Distributions of earnings from unconsolidated joint ventures	5,264	8,331
Minority interests’ share of earnings	24,356	14,805
Impairments	—	9,581
Gains on sales of real estate and real estate interest	(413,725)	(275,283)
Securities gains, net	(2,233)	(1,861)
Changes in:
Accounts receivable	(13,115)	1,295
Other assets	(14,621)	(8,263)
Accounts payable and accrued liabilities	26,634	28,579
Net cash provided by operating activities	453,051	341,196

Cash flows from investing activities:
Cash used in SEUSA acquisition, net of cash acquired	(2,982,689)	—
Cash used in CNL Retirement Properties merger, net of cash acquired	—	(3,325,046)
Cash used in purchase of HCP MOP interest, net of cash acquired	—	(138,163)
Cash used in other acquisitions and development of real estate	(425,464)	(480,140)
Lease commissions and tenant and capital improvements	(49,669)	(18,932)
Proceeds from sales of real estate	887,218	512,317
Contributions to unconsolidated joint ventures	(3,641)	—
Distributions in excess of earnings from unconsolidated joint ventures	478,293	32,115
Purchase of marketable securities	(26,647)	(13,670)
Proceeds from the sale of marketable securities	53,817	7,550
Principal repayments on loans receivable and direct financing leases	104,009	63,535
Investments in loans receivable	(923,534)	(329,724)
Decrease (increase) in restricted cash	192	(1,894)
Net cash used in investing activities	(2,888,115)	(3,692,052)

See Reporting Definitions and Supplemental Financial Measures Disclosures

Consolidated Statements of Cash Flows

In thousands

	Year Ended December 31,
	2007	2006
Cash flows from financing activities:
Net borrowings under bank lines of credit	327,200	365,900
Repayments of term and bridge loans	(1,904,593)	(1,901,136)
Borrowings under term and bridge loans	2,750,000	2,405,729
Repayments of mortgage debt	(97,882)	(66,689)
Issuance of mortgage debt	143,421	619,911
Repayments of senior unsecured notes	(20,000)	(255,000)
Issuance of senior unsecured notes	1,100,000	1,550,000
Debt issuance costs	(27,044)	(32,313)
Net proceeds from the issuance of common stock and exercise of options	618,854	989,039
Dividends paid on common and preferred stock	(393,566)	(266,814)
Settlement of cash flow hedges	—	(4,354)
Distributions to minority interests	(23,462)	(16,354)
Net cash provided by financing activities	2,472,928	3,387,919

Net increase in cash and cash equivalents	37,864	37,063
Cash and cash equivalents, beginning of year	58,405	21,342
Cash and cash equivalents, end of year	$96,269	$58,405

See Reporting Definitions and Supplemental Financial Measures Disclosures

Consolidated Funds From Operations

Dollars in thousands, except per share data

	Three Months Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006

Net income applicable to common shares	$45,013	$235,992	$567,885	$396,417
Depreciation and amortization of real estate, in-place lease and other intangibles:
Continuing operations	79,232	53,184	274,348	132,916
Discontinued operations	67	5,060	6,831	21,153
Gains on sales of real estate and real estate interest	(11,315)	(228,682)	(413,725)	(275,283)
Equity income from unconsolidated joint ventures	(1,887)	(751)	(5,645)	(8,331)
FFO from unconsolidated joint ventures	6,981	1,631	22,800	7,321
Minority interests’ share of earnings	6,364	3,347	24,356	14,805
Minority interests’ share of FFO	(7,214)	(4,152)	(27,759)	(16,245)
FFO applicable to common shares	$117,241	$65,629	$449,091	$272,753

Distributions on convertible units	$4,846	$—	$14,933	$7,832

Diluted FFO applicable to common shares	$122,087	$65,629	$464,024	$280,585

Basic FFO per common share	$0.54	$0.36	$2.16	$1.84

Diluted FFO per common share	$0.54	$0.35	$2.14	$1.82

Weighted average shares used to calculate diluted FFO per common share	227,014	185,278	217,240	153,831

Dividends declared per common share	$0.445	$0.425	$1.780	$1.700

FFO payout ratio per common share	82.4%	121.4%	83.2%	93.4%

Impact of merger-related charges and impairments	$3,789	$18,373	$21,846	$23,591

Per common share impact of merger-related charges and impairments on diluted FFO	$0.01	$0.10	$0.10	$0.16

FFO payout ratio per common share prior to merger-related charges and impairments	80.9%	94.4%	79.5%	85.9%

Consolidated selected supplemental cash flow information:
Impairments	$—	$4,870	$—	$9,581
Amortization of above and (below) market lease intangibles, net	2,871	(586)	6,056	797
Stock-based compensation	2,892	2,172	11,408	8,232
Amortization of debt issuance costs	5,139	11,787	20,413	14,533
Straight-line rents	10,258	10,774	49,725	18,210
Interest accretion	2,311	2,513	8,739	2,513
Increase (decrease) in deferred revenues – tenant improvement related	3,294	—	8,216	—
Increase (decrease) in SAB 104 deferred revenue	(3,204)	(878)	811	(518)
Lease commissions and tenant and capital improvements	22,640	6,929	49,669	18,932
Capitalized interest	8,322	307	12,346	895

HCP’s share of selected supplemental cash flow information from unconsolidated joint ventures(1):
Amortization of above and (below) market lease intangibles, net	$(273)	$180	$(999)	$2,564
Amortization of debt issuance costs	99	110	342	682
Straight-line rents	1,471	251	5,924	1,437
Lease commissions and tenant and capital improvements	427	1,758	819	5,230

(1)          Includes HCP Ventures II, HCP Ventures III, HCP Ventures IV and HCP MOP.  Prior to November 30, 2006, HCP MOP was an unconsolidated joint venture formed between the Company and an affiliate of General Electric Company (“GE”), for which the Company was the managing member and had a 33% interest therein.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Capitalization

In thousands

Debt Maturities and Scheduled Principal Repayments December 31, 2007

			Senior				HCP’s Share of Unconsolidated
	Bank Lines		Unsecured	Mortgage	Other	Consolidated	Mortgage
	of Credit	Bridge Loan	Notes	Debt	Debt(1)	Debt	Debt(2)	Total Debt
2008	$—	$—	$300,000	$91,896	$108,496	$500,392	$3,290	$503,682
2009	—	1,350,000	—	271,844	—	1,621,844	3,536	1,625,380
2010	—	—	206,421	292,562	—	498,983	3,755	502,738
2011	951,700	—	300,000	130,069	—	1,381,769	4,304	1,386,073
2012	—	—	250,000	102,054	—	352,054	11,499	363,553
2013	—	—	550,000	46,661	—	596,661	43,033	639,694
2014	—	—	87,000	167,900	—	254,900	4,147	259,047
2015	—	—	400,000	32,391	—	432,391	15,073	447,464
2016	—	—	400,000	53,240	—	453,240	50,721	503,961
2017	—	—	750,000	22,602	—	772,602	201,901	974,503
Thereafter		—	600,000	62,468	—	662,468	—	662,468
Subtotal	951,700	1,350,000	3,843,421	1,273,687	108,496	7,527,304	341,259	7,868,563

(Discounts) and premiums, net	––	—	(23,471)	7,074	—	(16,397)	(753)	(17,150)
Total	$951,700	$1,350,000	$3,819,950	$1,280,761	$108,496	$7,510,907	$340,506	$7,851,413

Weighted average interest rate	5.66%	6.13%	6.18%	6.02%	—	6.08%	5.67%	6.06%

Weighted average maturity in years	3.58	1.61	6.78	4.47	—	5.03	8.88	5.20

See Reporting Definitions and Supplemental Financial Measures Disclosures

Capitalization Ratios

	December 31,
	2007	2006
Total debt/Total book capitalization	63.9%	64.3%
Total debt/Total undepreciated book capitalization	59.8%	60.7%

Consolidated debt/Consolidated gross assets	57.3%	58.7%
Total debt/Total gross assets	57.4%	58.7%

Consolidated secured debt/Consolidated gross assets	9.8%	21.0%
Total secured debt/Total gross assets	11.9%	21.2%

Consolidated debt/Consolidated market capitalization	48.0%	44.2%
Total debt/Total market capitalization	49.2%	44.3%

Variable Rate Debt

	December 31,
	2007	2006
Fixed and variable rate ratios
Fixed rate	64.1%	73.2%
Variable rate	35.9%	26.8%
	100.0%	100.0%

(1)          In connection with the CRP merger on October 5, 2006, the Company assumed non-interest bearing Life Care Bonds at two of its CCRCs and non-interest bearing occupancy fee deposits at another of its senior housing facilities.

(2)          Includes pro-rata share of our unconsolidated institutional joint ventures, HCP Ventures II, HCP Ventures III and HCP Ventures IV.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Investments

Dollars and square feet in thousands

Description	Capacity		Segment	Investment
Property acquisitions:
First quarter
Milwaukee, WI	62 Beds		Hospital	$6,354
Dallas, TX	140 Beds		Hospital	13,874
Atlanta, GA	72 Beds		Hospital	14,977
Dallas, TX	699 Sq. Ft.		Medical office	183,900
Dallas, TX	598 Beds		Hospital	165,968
Haverhill, MA	56 Sq. Ft.		Medical office	10,093
Dayton, OH	72 Sq. Ft.		Medical office	9,803
Keller, TX	39 Sq. Ft.		Medical office	9,803
Wylie, TX	20 Sq. Ft.		Medical office	5,098
Salt Lake City, UT	70 Sq. Ft.		Life science	3,907
				423,777
Second quarter
Cedar Hill, TX	80 Units		Senior housing	8,071
Baton Rouge, LA	43 Beds		Hospital	9,507
Plano, TX	73 Beds		Hospital	29,807
				47,385
Third quarter
Seattle, WA	101 Sq. Ft.		Medical office	42,171
Marietta, OH	93 Units		Senior housing	13,033
Various (SEUSA)	5,200 Sq. Ft.		Life science	2,989,055
				3,044,259
Fourth quarter
San Diego, CA	91 Sq. Ft.		Life science	31,042
San Francisco, CA	36 Sq. Ft.		Life science	15,135
Indianapolis, IN	N/A	(1)	Senior housing	340
				46,517
Total property acquisitions				$3,561,938

Mezzanine loan and other debt investments:
HCR ManorCare			Skilled nursing	$903,152
Other debt investments			Various	47,841
				$950,993

Total fundings for development, tenant and capital improvements				$149,645

Total investments				$4,662,576

Weighted average yield				7.7%

(1)          Land purchase.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Dispositions

Dollars and square feet in thousands

Description	Capacity		Segment	Sales Price, Net of Costs
Property dispositions:
First quarter
Austin, TX	N/A	(1)	Senior housing	$3,000
Hoover, AL	110 Units		Senior housing	6,187
Spartanburg, SC	259 Units		Senior housing	15,992
Easley, SC	194 Units		Senior housing	12,723
Various	1,111 Units		Skilled nursing	50,237
Various	1,754 Units		Skilled nursing	69,373
Richmond Heights, OH	94 Units		Senior housing	9,056
Delaware, OH	117 Units		Skilled nursing	7,457
Sunnyvale, CA	105 Sq. Ft.		Medical office	27,500
Anderson, IN	166 Units		Skilled nursing	1,568
				203,093
Second quarter
Salem, OR	75 Units		Skilled nursing	682
Various	1,444 Units		Senior housing	184,984
Clayton, OH	90 Units		Senior housing	1,000
Orem, UT	66 Sq. Ft.		Medical office	2,287
				188,953
Third quarter
Glendora, CA	98 Units		Senior housing	3,324
Various	3,736 Units		Skilled nursing	500,439
				503,763
Fourth quarter
San Diego, CA	38 Sq. Ft.		Medical office	8,381
Terre Haute, IN	249 Units		Skilled nursing	136
Various	315 Units		Skilled nursing	5,410
Various	123 Units		Skilled nursing	5,416
Mesa, AZ	167 Units		Senior housing	7,271
				26,614
Total property dispositions				$922,423

Total marketable securities sold			Various	$52,847

Total dispositions				$975,270

Weighted average yield				6.9%

(1)          Land sale.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Development

Dollars and square feet in thousands

Development Projects in Process(1)

					Estimated
			Estimated	Estimated	Rentable
			Completion	Stabilization	Square
Name of Project	Location	Segment	Date	Date	Feet
East Grand (Building 7)	So. San Francisco, CA	Life science	1Q 2008	1Q 2008	93
East Grand (Building 8)	So. San Francisco, CA	Life science	2Q 2008	2Q 2008	82
East Grand (Building 9)	So. San Francisco, CA	Life science	2Q 2008	2Q 2008	54
Oyster Point II (Building A)	So. San Francisco, CA	Life science	4Q 2008	4Q 2008	115
Oyster Point II (Building B)	So. San Francisco, CA	Life science	4Q 2008	4Q 2008	122
Oyster Point II (Building C)	So. San Francisco, CA	Life science	1Q 2010	1Q 2010	78
					544

	Estimated total investment				$426,543

	Investment-to-date(2)				$331,383

	Percentage pre-leased				86%

Land Held for Future Development

				Estimated
				Rentable
			Gross Site	Square
Name of Project	Location	Segment	Acreage	Feet
Forbes Research Center	So. San Francisco, CA	Life science	7	326
Sierra Point	So. San Francisco, CA	Life science	23	540
Bressi I	Carlsbad, CA	Life science	23	397
Bressi II	Carlsbad, CA	Life science	18	300
Poway I	Poway, CA	Life science	41	676
Poway II	Poway, CA	Life science	31	585
Torrey Pines Science Center	Torrey Pines, CA	Life science	6	93
			149	2,917

(1)          Excludes potential redevelopment assets.

(2)          Investment-to-date includes $64.8 million of land and $11.2 million of intangible assets, net, which are not included in development costs and construction in progress on our consolidated balance sheet.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Investment Management Business

As of and for the year ended December 31, 2007

In thousands

			HCP’s		Joint	HCP’s Net	Investment	Initial
	Primary	Date	Ownership		Venture’s	Equity	Management	Term (in
Joint Venture	Segment	Established	Percentage		Investment	Investment(1)	Fee Income(2)	years)

HCP Ventures II(2)	Senior housing	January-07	35%		$1,097,267	$144,228	$8,579	Indefinite
HCP Ventures III	Medical office	October-06	30	%(3)	140,570	13,088	431	10
HCP Ventures IV(2)	Medical office	April-07	20%		648,383	48,864	4,571	10
					$1,886,220	$206,180	$13,581

Funds From Operations

	Three Months Ended December 31, 2007			Year Ended December 31, 2007
	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Ventures II	HCP Ventures III	HCP Ventures IV
Net income (loss)	$2,518	$(314)	$(983)	$10,097	$268	$(4,415)
Depreciation and amortization of real estate and in-place lease intangibles	7,141	1,439	6,733	28,544	4,891	17,066

Funds from operations (FFO)	$9,659	$1,125	$5,750	$38,641	$5,159	$12,651

HCP’s share of FFO from unconsolidated joint ventures	$3,381	$338	$1,150	$13,524	$1,548	$2,530

Selected supplemental cash flow information:
Amortization of (above) and below market lease intangibles, net	$(697)	$141	$(349)	$(2,788)	$567	$(967)
Amortization of debt issuance costs	169	38	150	619	152	394
Straight-line rents	3,825	155	432	15,298	719	1,768
Lease commissions and tenant and capital improvements	—	27	2,102	—	178	3,832

(1)   Excludes unconsolidated joint ventures outside of the investment management business.

(2)   Includes acquisition fees from HCP Ventures II of $5 million and HCP Ventures IV of $3 million.

(3)   The Company owns an 85% interest in HCP Birmingham Portfolio LLC, which owns a 30% interest in HCP Ventures III.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Investment Management Business

In thousands

Balance Sheets

	December 31, 2007			December 31, 2006
	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Ventures II(1)	HCP Ventures III	HCP Ventures IV(2)
ASSETS
Real estate:
Buildings and improvements	$936,095	$129,144	$515,520	$—	$129,239	$—
Development costs and construction in progress	—	551	4,709	—	50	—
Land	108,907	1,780	65,698	—	1,780	—
Less accumulated depreciation and amortization	33,965	6,092	19,384	—	2,829	—
Net real estate	1,011,037	125,383	566,543	—	128,240	—
Cash and cash equivalents and restricted cash	6,998	850	13,937	—	5,312	—
Other assets, net	25,434	4,306	8,442	—	3,237	—
Intangible assets, net	48,321	12,397	62,755	—	13,904	—
Total assets	$1,091,790	$142,936	$651,677	$—	$150,693	$—
LIABILITIES AND PARTNERS’ CAPITAL
Mortgage debt	$677,764	$91,730	$378,842	$—	$91,730	$—
Intangible liabilities, net	1,282	5,581	12,925	—	6,236	—
Accounts payable, accrued and deferred liabilities	7,082	2,063	15,316	—	5,398	—
Total liabilities	686,128	99,374	407,083	—	103,364	—
HCP’s capital	139,197	11,546	38,778	—	12,676	—
Partners’ capital	266,465	32,016	205,816	—	34,653	—
Total liabilities and members’ capital	$1,091,790	$142,936	$651,677	$—	$150,693	$—

See Reporting Definitions and Supplemental Financial Measures Disclosures

Investment Management Business

Statements of Operations

	Three Months Ended December 31, 2007			Year Ended December 31, 2007
	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Ventures II	HCP Ventures III	HCP Ventures IV
Rental and related revenues:
Rental and related revenues	$20,901	$2,890	$14,975	$83,312	$12,967	$37,751
Tenant recoveries	—	1,020	3,220	—	4,462	7,542
	20,901	3,910	18,195	83,312	17,429	45,293

Costs and expenses:
Interest	9,994	1,417	5,543	39,756	5,769	14,100
Depreciation and amortization	7,141	1,439	6,733	28,544	4,891	17,066
Operating	—	1,305	6,006	7	5,890	16,555
General and administrative	1,280	300	920	4,942	848	2,011
	18,415	4,461	19,202	73,249	17,398	49,732
Operating income	2,486	(551)	(1,007)	10,063	31	(4,439)
Interest and other income, net	32	237	24	34	237	24
Net income (loss)	$2,518	$(314)	$(983)	$10,097	$268	$(4,415)

(1)   At December 31, 2006, HCP Ventures II was a wholly owned consolidated subsidiary of the Company.

(2)          At December 31, 2006, 55 of the 58 assets included in HCP Ventures IV were included in the consolidated balance sheet.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Investment Management Business

In thousands

Net Operating Income

	Three Months Ended December 31, 2007			Year Ended December 31, 2007
	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Ventures II	HCP Ventures III	HCP Ventures IV
Net income (loss)	$2,518	$(314)	$(983)	$10,097	$268	$(4,415)
Interest expense	9,994	1,417	5,543	39,756	5,769	14,100
Depreciation and amortization	7,141	1,439	6,733	28,544	4,891	17,066
General and administrative	1,280	300	920	4,942	848	2,011
Interest and other income, net	(32)	(237)	(24)	(34)	(237)	(24)
NOI	$20,901	$2,605	$12,189	$83,305	$11,539	$28,738

HCP’s share of NOI from unconsolidated joint ventures	$7,315	$782	$2,438	$29,157	$3,462	$5,748

EBITDA

	Three Months Ended December 31, 2007			Year Ended December 31, 2007
	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Ventures II	HCP Ventures III	HCP Ventures IV
Net income (loss)	$2,518	$(314)	$(983)	$10,097	$268	$(4,415)
Interest expense	9,994	1,417	5,543	39,756	5,769	14,100
Depreciation and amortization	7,141	1,439	6,733	28,544	4,891	17,066
EBITDA	$19,653	$2,542	$11,293	$78,397	$10,928	$26,751

HCP’s share of EBITDA from unconsolidated joint ventures	$6,879	$763	$2,259	$27,439	$3,278	$5,350

See Reporting Definitions and Supplemental Financial Measures Disclosures

Investment Management Business

In thousands

Mortgage Debt Maturities and Scheduled Principal Repayments
December 31, 2007

					HCP’s Share of
	HCP	HCP	HCP		Unconsolidated
	Ventures II	Ventures III	Ventures IV	Total	Mortgage Debt

2008	$8,930	$—	$828	$9,758	$3,290
2009	9,567	—	937	10,504	3,536
2010	10,130	—	1,049	11,179	3,755
2011	10,726	—	2,742	13,468	4,304
2012	11,253	—	37,802	49,055	11,499
2013	118,124	—	8,450	126,574	43,033
2014	10,359	—	2,606	12,965	4,147
2015	10,969	—	56,169	67,138	15,073
2016	10,821	91,730	97,075	199,626	50,721
2017	477,486	—	173,898	651,384	201,901
Subtotal	678,365	91,730	381,556	1,151,651	341,259
(Discounts) and premiums, net	(601)	—	(2,714)	(3,315)	(753)
Total debt	$677,764	$91,730	$378,842	$1,148,336	$340,506

HCP’s share of total debt	$237,216	$27,519	$75,769	$340,506

Weighted average interest rate(1)	5.67%	6.02%	5.60%	5.67%

Weighted average maturity in years	9.12	8.42	8.31	8.88

(1)   Mortgage debt is 100% fix rate date.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Operating Portfolio

As of and for the year ended December 31, 2007, dollars and square feet in thousands

Consolidated Portfolio

	Property		Average
Segment	Count	Investment	Age (Years)	Capacity	Occupancy %	CFC/DSC
Senior housing	246	$4,158,129	11	25,804 Units	90.8	1.06	x
Life science	97	2,658,255	10	6,021 Sq. Ft.	82.4	N/A
Medical office	205	2,222,757	16	13,912 Sq. Ft.	90.3	N/A
Hospital	37	1,456,951	22	4,402 Beds	55.4	2.38	x
Skilled nursing	63	1,221,972	22	7,437 Beds	86.1	1.52	x
	648	$11,718,064	15

Portfolio Diversification

Relationship Concentration			Geographic Concentration(1)
	Annualized Revenues			Investment		Rental Revenues &	Interest	Operating
Company	Amount	%	State	Amount	%	DFL Income	Income	Expenses
Sunrise Senior Living	$147,804	19	CA	$3,640,399	35	$193,706	$1,686	$40,172
HCR ManorCare	93,206	12	TX	1,326,493	13	163,343	9,187	46,814
HCA	69,890	9	FL	692,814	7	79,052	—	15,881
Brookdale	57,948	7	VA	392,874	4	35,764	—	1,759
Tenet Healthcare Corporation	41,260	5	CO	383,519	4	40,675	1,563	10,241
Amgen	24,541	3	UT	314,873	3	38,537	—	6,324
Emeritus Corporation	22,611	3	WA	307,466	3	33,384	—	11,803
Genentech	21,388	3	NJ	280,589	3	21,643	—	2
Aegis Senior Living	19,255	2	IL	200,658	2	18,364	—	1,085
HealthSouth Corporation	16,051	2	IN	219,623	2	30,872	—	8,420
Kindred	14,995	2	MD	210,440	2	20,252	—	1,376
Other	263,899	33	Other	2,471,449	22	293,336	851	42,673
	$792,848	100		$10,441,197	100	$968,928	$13,287	$186,550

(1)   Geographic concentration excludes Mezzanine Loans and Other Debt Investments as the investment and revenues associated with those assets cannot be allocated to a particular geographic region.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Operating Portfolio

In thousands

Consolidated Portfolio

	Three Months Ended December 31, 2007				Year Ended December 31, 2007
	Rental Revenues & DFL	Operating		Interest	Rental Revenues & DFL	Operating		Interest
Segment	Income	Expenses	NOI	Income	Income	Expenses	NOI	Income
Senior housing	$94,508	$3,270	$91,238	$344	$362,065	$14,125	$347,940	$2,338
Life science	53,064	13,410	39,654	—	98,990	25,697	73,293	—
Medical office	79,873	35,349	44,524	—	335,492	144,767	190,725	—
Hospital	33,171	934	32,237	10,575	129,248	1,884	127,364	46,967
Skilled nursing	10,986	—	10,986	3,581	43,133	77	43,056	5,751
	$271,602	$52,963	$218,639	$14,500	$968,928	$186,550	$782,378	$55,056

See Reporting Definitions and Supplemental Financial Measures Disclosures

Operating Portfolio

As of and for the year ended December 31, 2007, dollars and square feet in thousands

Owned Property Portfolio

	Property		Rental	Operating	Average			Cash Flow Coverage
Segment	Count	Investment	Revenues	Expenses	Age (Years)	Capacity	Occupancy %	EBITDAR	CFC
Senior housing	213	$3,511,096	$298,213	$14,125	11	22,495 Units	90.8	$271,520	1.08	x
Life science	97	2,658,255	98,990	25,697	10	6,021 Sq. Ft.	82.4	N/A	N/A
Medical office	205	2,222,757	335,492	144,767	16	13,912 Sq. Ft.	90.3	N/A	N/A
Hospital	36	1,047,930	129,248	1,884	22	4,344 Beds	55.4	242,614	2.38	x
Skilled nursing	60	303,233	43,133	77	22	6,995 Beds	86.2	57,482	1.48	x
	611	$9,743,271	$905,076	$186,550	14

Direct Financing Lease Portfolio

	Property			Average			Cash Flow Coverage
Segment	Count	Investment	DFL Income	Age (Years)	Capacity	Occupancy %	EBITDAR	CFC
Senior housing	30	$628,800	$63,852	11	3,141 Units	91.0	$33,563	0.93	x

Secured Loan Portfolio

	Property		Interest	Average			Debt Service Coverage
Segment	Count	Investment	Income	Age (Years)	Capacity	Occupancy %	EBITDAR	DSC
Senior housing	3	$18,233	$2,338	15	168 Units	82.5	$844	1.93	x
Hospital	1	35,308	8,345	9	58 Beds	51.8	7,414	2.47	x
Skilled nursing	3	15,585	2,604	29	442 Beds	84.5	5,229	2.13	x
	7	$69,126	$13,287	20

Mezzanine Loans and Other Debt Investments

		Interest
Segment	Investment	Income
Hospital	$373,713	$38,622
Skilled nursing	903,154	3,147
	$1,276,867	$41,769

See Reporting Definitions and Supplemental Financial Measures Disclosures

Operating Portfolio

As of and for the year ended December 31, 2007, dollars and square feet in thousands

Lease Expirations

	Expiration Year
Sector	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	Thereafter

Senior housing:
Properties	1	—	4	3	4	6	8	2	25	26	167
Annualized base rent	$72	$—	$656	$785	$1,075	$22,798	$15,601	$3,156	$26,177	$29,126	$208,362

Life science:
Square feet	376	357	575	374	163	126	306	424	197	543	1,520
Annualized base rent	$6,691	$6,956	$11,513	$12,448	$3,632	$3,234	$6,461	$14,314	$5,627	$17,926	$65,246

Medical office:
Square feet	2,552	1,765	1,914	1,170	1,389	595	649	568	359	449	1,150
Annualized base rent	$60,711	$46,221	$48,157	$30,094	$32,026	$14,213	$19,591	$18,281	$10,698	$13,433	$34,266

Hospital:
Properties	2	7	1	3	3	—	—	3	—	3	15
Annualized base rent	$2,644	$41,019	$2,973	$5,606	$2,765	$—	$—	$3,873	$—	$5,426	$37,641

Skilled nursing:
Properties	1	4	—	—	—	10	9	5	14	11	9
Annualized base rent	$637	$2,240	$—	$—	$—	$6,622	$6,547	$2,744	$10,701	$8,411	$3,186

Total:
Annualized base rent	$70,755	$96,436	$63,299	$48,933	$39,498	$46,867	$48,200	$42,368	$53,203	$74,322	$348,701

See Reporting Definitions and Supplemental Financial Measures Disclosures

Same Property Portfolio

As of December 31, 2007, except NOI data, dollars and square feet in thousands

		Senior	Life	Medical		Skilled
	Total	Housing	Science	Office	Hospital	Nursing

Property count	279	80	9	105	26	59
Investment	$3,124,288	$980,632	$125,526	$1,005,573	$714,391	$298,166

Percent of owned property portfolio (by investment) %	32.1	27.9	4.7	45.2	68.2	98.3

Capacity		8,137 Units	739 Sq. Ft.	6,449 Sq. Ft.	3,217 Beds	6,907 Beds

NOI for the quarter ended:
December 31, 2007	$85,334	$24,924	$1,906	$24,157	$23,471	$10,876
September 30, 2007	$93,643	$32,565	$2,111	$24,061	$24,286	$10,620
Same property change in NOI %	(8.9)	(23.5)	(9.7)	0.4	(3.4)	2.4

Adjusted NOI for the quarter ended:
December 31, 2007	$83,320	$23,426	$1,927	$24,015	$23,211	$10,741
September 30, 2007	$83,398	$23,365	$2,197	$23,336	$24,026	$10,474
Same property change in Adjusted NOI %	(0.1)	0.3	(12.3)	2.9	(3.4)	2.5

NOI for the year ended:
December 31, 2007	$349,327	$105,598	$8,702	$99,703	$92,833	$42,491
December 31, 2006	$334,856	$94,375	$11,528	$97,161	$91,506	$40,286
Same property change in NOI %	4.3	11.9	(24.5)	2.6	1.5	5.5

Adjusted NOI for the year ended:
December 31, 2007	$330,839	$92,312	$8,409	$96,490	$91,749	$41,879
December 31, 2006	$324,280	$88,714	$11,685	$93,502	$90,193	$40,186
Same property change in Adjusted NOI %	2.0	4.1	(28.0)	3.2	1.7	4.2

See Reporting Definitions and Supplemental Financial Measures Disclosures

Senior Housing Portfolio

As of and for the year ended December 31, 2007, dollars in thousands

	Property		Rental	Operating	Average Age			Cash Flow Coverage
Owned Property Portfolio	Count	Investment	Revenues	Expenses	(Years)	Units	Occupancy %	EBITDAR	CFC
Assisted living	175	$2,305,811	$189,237	$12,871	11	14,315	89.3	$160,460	1.01	x
Independent living	29	666,249	54,369	1,245	12	4,641	91.6	51,295	1.01	x
CCRCs	9	539,036	54,607	9	18	3,539	96.3	59,765	1.41	x
	213	$3,511,096	$298,213	$14,125	11	22,495	90.8	$271,520	1.08	x

	Property			Average Age			Cash Flow Coverage
Direct Financing Lease Portfolio	Count	Investment	DFL Income	(Years)	Units	Occupancy %	EBITDAR	CFC
Assisted living	27	$569,300	$46,381	11	3,141	91.0	$33,563	0.93	x
CCRCs(1)	3	59,500	8,774
	30	$628,800	55,155
Properties purchased by operator			8,697
			$63,852

	Property		Interest	Average Age			Debt Service Coverage
Secured Loan Portfolio	Count	Investment	Income	(Years)	Units	Occupancy %	EBITDAR	DSC
Assisted living	2	$5,020	$291	11	68	—	$—	N/A
Independent living	1	3,148	328	24	100	82.5	844	1.93	x
CCRCs(2)	—	10,065	842
	3	$18,233	1,461
Repaid loans			877
			$2,338

(1)   Represents ground leases on CCRCs.

(2)   Represents a secured construction loan on one CCRC included in the direct financing lease portfolio.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Senior Housing Portfolio

As of and for the year ended December 31, 2007, dollars in thousands

Portfolio Diversification

Operator Concentration

	Properties		Investment		Rental Revenues & Interest Income(1)
Operator	Count	% Pooled	Amount	%	Amount	%	Units	Occupancy %	CFC/DSC
Sunrise Senior Living	101	100	$2,224,497	54	$158,333	45	11,730	90.7	0.93	x
Brookdale	24	92	675,054	16	66,746	19	4,793	95.4	1.37	x
Aegis Senior Living	12	67	258,008	6	22,425	6	957	91.7	0.96	x
Emeritus Corporation	25	92	234,289	6	32,705	9	2,268	91.5	1.25	x
Capital Senior Living	15	73	176,517	4	13,986	4	1,530	87.0	1.14	x
Harbor Retirement Associates	10	90	159,029	4	8,107	2	1,069	82.2	0.81	x
Atria Senior Living Group	6	100	88,076	2	9,123	3	900	95.6	1.01	x
Other	53	34	342,659	8	43,404	12	2,557	85.5	1.05	x
	246	85	$4,158,129	100	$354,829	100	25,804	90.8	1.06	x

Geographic Concentration

	Property	Investment		Rental Revenues & Interest Income(1)
State	Count	Amount	%	Amount	%	Units	Occupancy %	CFC/DSC
CA	27	$567,238	14	$41,809	12	3,124	89.1	0.95	x
FL	30	477,854	11	43,497	12	3,859	90.2	1.19	x
TX	31	387,077	9	38,274	11	3,320	91.0	1.17	x
NJ	13	280,589	7	21,643	6	1,230	91.0	0.93	x
VA	10	278,121	7	22,294	6	1,347	90.0	0.99	x
IL	11	187,218	5	15,324	4	911	93.3	1.12	x
MD	9	182,087	4	16,295	5	828	90.7	0.86	x
CO	5	168,931	4	13,431	4	871	95.1	1.21	x
MI	8	154,261	4	14,115	4	900	91.5	0.95	x
AL	4	143,123	3	13,127	4	683	93.3	0.98	x
PA	2	137,400	3	14,558	4	542	97.1	1.34	x
WA	8	132,609	3	8,658	2	571	82.1	0.74	x
Other	88	1,061,621	26	91,804	26	7,618	90.9	1.09	x
	246	$4,158,129	100	$354,829	100	25,804	90.8	1.06	x

(1)          Excludes rental revenues from properties purchased by operators and interest income from secured loans that were repaid.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Senior Housing Portfolio

Dollars in thousands

Portfolio Trends

	Total Portfolio						Same Property Portfolio
	Year-to-Date						Three Months Ended					Year Ended
	12/31/07		9/30/07(1)		12/31/06(1)		12/31/07		9/30/07		Change %	12/31/07		12/31/06		Change %

Total Senior housing:
Property count	246		249		311		80		80			80		80
Investment	$4,158,129		$4,166,176		$4,689,882		$980,632		$980,632		—	$980,632		$980,135		0.1
Units	25,804		26,171		31,713		8,137		8,137		—	8,137		8,137		—
Occupancy %	90.8		91.0		90.4		91.8		92.2		(0.4)	91.8		92.4		(0.6)
EBITDAR	$305,927		$297,217		$305,787		$113,563		$110,727		2.6	$113,563		$108,454		4.7
CFC/DSC	1.06	x	1.05	x	1.03	x	1.28	x	1.25	x	2.4	1.28	x	1.20	x	6.7
NOI:

Rental revenues							$28,138		$35,916		(21.7)	$118,080		$106,234		11.2

Operating expenses							(3,214)		(3,351)		(4.1)	(12,482)		(11,859)		5.3
							$24,924		$32,565		(23.5)	$105,598		$94,375		11.9
Adjusted NOI:
Straight-line rents							(1,498)		(9,200)		(83.7)	(13,286)		(5,661)		134.7

							$23,426		$23,365		0.3	$92,312		$88,714		4.1

(1)          Amounts are reflected as originally reported.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Senior Housing Portfolio

Dollars in thousands

Lease Expirations

	Total			Assisted Living		Independent Living		CCRCs
		Annualized Base Rent			Annualized		Annualized		Annualized
Year	Properties	Amount	%	Properties	Base Rent	Properties	Base Rent	Properties	Base Rent
2008	1	$72	—	1	$72	—	$—	—	$—
2009	—	—	—	—	—	—	—	—	—
2010	4	656	—	4	656	—	—	—	—
2011	3	785	—	3	785	—	—	—	—
2012	4	1,075	—	4	1,075	—	—	—	—
2013	6	22,798	7	—	—	1	4,130	5	18,668
2014	8	15,601	5	5	1,949	—	—	3	13,652
2015	2	3,156	1	1	599	1	2,557	—	—
2016	25	26,177	9	14	12,605	11	13,572	—	—
2017	26	29,126	9	21	18,644	3	3,825	2	6,657
Thereafter	167	208,362	69	151	167,832	14	27,206	2	13,324
	246	$307,808	100	204	$204,217	30	$51,290	12	$52,301

See Reporting Definitions and Supplemental Financial Measures Disclosures

Life Science Portfolio

As of and for the year ended December 31, 2007, dollars and square feet in thousands, except per leased square foot data

	Property		Rental	Operating	Average	Square
Owned Property Portfolio	Count	Investment	Revenues(1)	Expenses(1)	Age (Years)	Feet	Occupancy %
San Francisco	71	$2,112,484	$71,090	$16,900	10	4,054	88.6
San Diego	17	455,505	15,321	6,584	10	1,387	57.0
Utah	9	90,266	11,876	2,156	8	580	100.0
	97	$2,658,255	98,287	25,640	10	6,021	82.4
Properties contributed to joint ventures			703	57
			$98,990	$25,697

Portfolio Diversification

Tenant Concentration

	Square Feet		Annualized Rent
Tenant	Amount	%	Amount	%
Amgen	433	9	$24,541	16
Genentech	565	11	21,388	14
Exelixis	265	5	11,127	7
Rigel Pharmaceuticals	147	3	9,548	6
Millennium Pharmaceuticals	136	3	6,225	4
ARUP	319	6	4,885	3
Sequenom	83	2	4,457	3
Fibrogen	106	2	4,369	3
Myriad Genetics	225	5	4,307	3
Other	2,682	54	63,201	41
	4,961	100	$154,048	100

(1)          Rental revenues and operating expenses for the Life Science portfolio reflect five months of operations from assets added through our acquisition of SEUSA.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Life Science Portfolio

Dollars and square feet in thousands

Portfolio Trends

	Total Portfolio			Same Property Portfolio
	Year-to-Date			Three Months Ended			Year Ended
	12/31/07	9/30/07(1)	12/31/06(1)	12/31/07	9/30/07	Change %	12/31/07	12/31/06	Change %

Total Life science:
Property count	97	93	18	9	9		9	9
Investment	$2,658,255	$2,595,204	$182,352	$125,526	$118,243	6.2	$125,526	$117,257	7.1
Square feet	6,021	5,885	1,011	739	739	—	739	739	—
Occupancy %	82.4	83.5	100.0	79.7	88.6	(8.9)	79.7	100.0	(20.3)
NOI:

Rental revenues				$3,063	$3,090	(0.9)	$12,525	$15,542	(19.4)

Operating expenses				(1,957)	(979)	99.9	(4,623)	(4,014)	15.2

Lease terminations				800	—	—	800	—	—
				$1,906	$2,111	(9.7)	$8,702	$11,528	(24.5)
Adjusted NOI
Straight-line rents				21	86	(75.6)	(293)	157	(286.6)
				$1,927	$2,197	(12.3)	$8,409	$11,685	(28.0)

(1)          Amounts are reflected as originally reported.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Life Science Portfolio

Dollars and square feet in thousands

Lease Expirations(1)(2)

	Total				San Francisco		San Diego		Utah
	Square Feet		Annualized Base Rent		Square	Annualized	Square	Annualized	Square	Annualized
Year	Amount	%	Amount	%	Feet	Base Rent	Feet	Base Rent	Feet	Base Rent
2008	376	8	$6,691	4	326	$5,669	50	$1,022	—	$—
2009	357	7	6,956	5	130	2,431	152	3,511	75	1,014
2010	575	12	11,513	7	301	6,427	142	3,099	132	1,987
2011	374	8	12,448	8	344	11,521	30	927	—	—
2012	163	3	3,632	2	95	2,085	32	1,045	36	502
2013	126	3	3,234	2	126	3,234	—	—	—	—
2014	306	6	6,461	4	306	6,461	—	—	—	—
2015	424	9	14,314	9	214	7,555	139	5,563	71	1,196
2016	197	4	5,627	4	197	5,627	—	—	—	—
2017	543	11	17,926	12	226	9,156	163	6,044	154	2,726
Thereafter	1,520	29	65,246	43	1,325	59,917	83	3,059	112	2,270
	4,961	100	$154,048	100	3,590	$120,083	791	$24,270	580	$9,695

(1)          Excludes leased space that is not occupied.

(2)          Includes month-to-month and hold-over leases.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Life Science Portfolio

Square feet in thousands

Leasing Activity

		Annualized			Leasing	Average
	Leased	Base Rent Per	Change	TI Per	Costs Per	Lease Term	Retention
	Square Feet(1)	Square Foot	in Rents %	Square Foot	Square Foot	(Months)	Rates %

Leased Square Feet as of September 30, 2007	5,308
Acquisitions	127	$26.27				30
Expirations	(140)	25.26
Renewals, amendments and extensions	137	28.68	12.4	$3.41	$4.30	42	98.2
New leases	285	34.22	70.7	31.38	7.60	128
Terminations	(94)	16.77
Leased Square Feet as of December 31, 2007	5,623

(1)  Includes leased space for tenants that have not yet taken physical occupancy.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Medical Office Portfolio

As of and for the year ended December 31, 2007, dollars and square feet in thousands, except per leased square foot data

	Property		Rental	Operating	Average	Capacity
Owned Property Portfolio	Count	Investment	Revenues	Expenses	Age (Years)	(Square Feet)	Occupancy %
On-Campus	149	$1,766,733	$254,045	$114,130	17	11,185	89.6
Off-Campus	56	456,024	63,226	23,198	14	2,727	93.3
	205	$2,222,757	317,271	137,328	16	13,912	90.3
Properties contributed to joint ventures			18,221	7,439
			$335,492	$144,767

Portfolio Diversification

Geographic Concentration

	Property	Investment		Square Feet			Rental Revenues(1)		Operating Expenses(1)
State	Count	Amount	%	Amount	%	Occupancy %	Amount	%	Amount	%
TX	46	$629,577	28	4,110	30	88.9	$84,626	27	$41,644	30
CA	16	247,104	11	944	7	93.1	32,929	10	16,367	12
WA	7	174,858	8	687	5	96.5	24,725	8	11,802	9
CO	16	183,337	8	1,039	7	80.4	24,448	8	10,239	7
FL	18	144,071	7	1,551	11	90.8	25,987	8	10,433	8
TN	19	139,241	6	1,026	7	92.6	23,074	7	10,838	8
UT	22	129,276	6	943	7	94.7	18,220	6	4,288	3
KY	6	101,570	5	640	5	93.7	12,759	4	4,232	3
IN	14	93,350	4	764	5	88.4	15,614	5	8,374	6
Other	41	380,373	17	2,208	16	90.6	54,889	17	19,111	14
	205	$2,222,757	100	13,912	100	90.3	$317,271	100	$137,328	100

(1)     Geographic concentration excludes rental revenues and operating expenses from properties contributed to joint ventures.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Medical Office Portfolio

Dollars and square feet in thousands

Portfolio Trends

	Total Portfolio			Same Property Portfolio
	Year-to-Date			Three Months Ended			Year Ended
	12/31/07	9/30/07(1)	12/31/06(1)	12/31/07	9/30/07	Change %	12/31/07	12/31/06	Change %
Total Medical office:
Property count	205	204	248	105	105		105	105
Investment	$2,222,757	$2,199,637	$2,428,104	$1,005,573	$999,566	0.6	$1,005,573	$995,340	1.0
Square feet	13,912	13,787	15,182	6,449	6,449	—	6,449	6,449	—
Occupancy %	90.3	90.9	90.1	93.2	93.3	(0.1)	93.2	93.9	(0.7)
NOI:

Rental revenues				$38,303	$40,008	(4.3)	$155,404	$147,006	5.7

Operating expenses				(14,146)	(15,947)	(11.3)	(55,701)	(49,845)	11.7
				$24,157	$24,061	0.4	$99,703	$97,161	2.6

Adjusted NOI:
Straight-line rents				129	(174)	(174.1)	(1,845)	(2,741)	(32.7)
Above/below market rents				(271)	(551)	(50.8)	(1,368)	(918)	49.0
				$24,015	$23,336	2.9	$96,490	$93,502	3.2

(1)  Amounts are reflected as originally reported.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Medical Office Portfolio

Dollars and square feet in thousands

Lease Expirations

	Total				On-Campus		Off-Campus
	Square Feet		Annualized Base Rent			Annualized		Annualized
	Amount	%	Amount	%	Square Feet	Base Rent	Square Feet	Base Rent
2008(1)	2,552	20	$60,711	19	1,846	$43,283	706	$17,428
2009	1,765	14	46,221	14	1,464	39,549	301	6,672
2010	1,914	15	48,157	15	1,721	41,994	193	6,163
2011	1,170	9	30,094	9	973	25,893	197	4,201
2012	1,389	11	32,026	10	1,212	28,373	177	3,653
2013	595	5	14,213	4	361	10,661	234	3,552
2014	649	5	19,591	6	574	17,472	75	2,119
2015	568	5	18,281	6	401	12,845	167	5,436
2016	359	3	10,698	3	301	8,970	58	1,728
2017	449	4	13,432	4	382	11,822	67	1,610
Thereafter	1,150	9	34,266	10	805	22,068	345	12,198
	12,560	100	$327,690	100	10,040	$262,930	2,520	$64,760

(1)  Includes month-to-month and hold-over leases.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Medical Office Portfolio

Square feet in thousands

Leasing Activity

		Annualized			Leasing	Average
	Leased	Base Rent Per	Change	TI Per	Costs Per	Lease Term	Retention
	Square Feet	Square Foot	In Rents %	Square Foot	Square Foot	(Months)	Rates %
Leased Square Feet as of December 31, 2006	11,725
Acquisitions	669	$24.90				36
Expirations	(502)	20.47
Renewals, amendments and extensions	389	19.94	6.7	$6.69	$1.13	37	77.6
New leases	197	19.10		15.42	2.83	58
Terminations	(22)	20.96
Leased Square Feet as of March 31, 2007	12,456
Dispositions	(5)	16.94
Expirations	(400)	20.87
Renewals, amendments and extensions	300	18.95	5.5	6.92	1.29	36	76.5
New leases	112	18.98		18.51	2.70	58
Terminations	(3)	21.04
Leased Square Feet as of June 30, 2007	12,460
Acquisitions	97	29.40
Expirations	(543)	16.81
Renewals, amendments and extensions	453	17.11	4.8	5.13	0.69	37	79.1
New leases	131	18.94		22.75	2.08	57
Terminations	(28)	19.35
Leased Square Feet as of September 30, 2007	12,570
Dispositions	(32)	27.65
Expirations	(335)	23.90
Renewals, amendments and extensions	236	22.82	2.9	7.48	3.21	40	77.5
New leases	138	20.66		20.05	2.40	56
Terminations	(17)	17.66
Leased Square Feet as of December 31, 2007	12,560

See Reporting Definitions and Supplemental Financial Measures Disclosures

Hospital Portfolio

As of and for the year ended December 31, 2007, dollars in thousands

	Property		Rental	Operating	Average Age
Owned Property	Count	Investment	Revenues	Expenses	(Years)	Beds	Occupancy %	EBITDAR	CFC
Acute care	14	$731,104	$89,348	$1,733	31	2,960	52.5	$158,468	2.26	x
LTACH	7	66,462	11,355	—	18	524	60.4	26,804	3.12	x
Rehab	12	159,004	18,425	19	14	801	61.3	39,907	2.51	x
Specialty	3	91,360	7,877	—	21	59	81.8	17,435	2.39	x
	36	$1,047,930	127,005	1,752	22	4,344	55.4	$242,614	2.38
Properties contributed to joint ventures			2,243	132
			$129,248	$1,884

	Property		Interest	Average Age
Secured Loan Portfolio	Count	Investment	Income	(Years)	Beds	Occupancy %	EBITDAR	DSC
Acute care	1	$35,308	$3,001	9	58	51.8	$7,414	2.47	x
Repaid loans			5,344
			$8,345

		Interest
Other Debt Investments	Investment	Income
Acute care	$269,663	$26,213
Specialty	104,050	12,409
	$373,713	$38,622

See Reporting Definitions and Supplemental Financial Measures Disclosures

Hospital Portfolio

As of and for the year ended December 31, 2007, dollars in thousands

Portfolio Diversification

Operator Concentration

	Properties		Investment		Rental Revenues & (2) Interest Income
Operator(1)	Count	% Pooled	Amount	%	Amount	%	Beds	Occupancy %	CFC/DSC
HCA	1	—	$435,735	30	$44,111	26	598	N/A	N/A
Tenet Healthcare Corp.	7	—	418,080	29	54,238	32	1,645	58.1	2.11	x
Cirrus Health	2	—	148,672	10	15,371	9	37	N/A	2.11	x
HealthSouth	10	40	119,560	8	16,215	10	685	61.3	2.51	x
Pioneer Valley Hospital	1	—	62,596	4	6,339	4	139	25.3	3.16	x
Other	16	50	272,308	19	32,354	19	1,298	79.2	2.74	x
	37	32	$1,456,951	100	$168,628	100	4,402	55.4	2.38

Geographic Concentration

	Property	Investment		Rental Revenues & Interest Income(2)
State	Count	Amount	%	Amount	%	Beds	Occupancy %	CFC/DSC
TX	8	$285,355	26	$30,786	24	1,195	53.8	2.21	x
CA	4	239,582	22	29,645	23	745	53.7	0.70	x
LA	5	83,239	8	9,436	7	455	39.9	1.65	x
GA	2	76,735	7	10,936	8	239	74.1	4.57	x
FL	2	75,719	7	9,768	8	312	68.7	2.10	x
Other	16	322,608	30	39,435	30	1,456	56.6	3.42	x
	37	$1,083,238	100	$130,006	100	4,402	55.4	2.38	x

(1)          Certain operators in HCP’s hospital portfolio are not required under their respective leases to provide operational data.

(2)          Geographic concentration excludes “Other Debt Investments” as the investment and revenues associated with those assets cannot be allocated to a particular geographic region.  In addition, geographic and operator concentrations also exclude rental revenues from properties contributed to joint ventures and interest income from secured loans that were repaid.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Hospital Portfolio

Dollars in thousands

Portfolio Trends

	Total Portfolio						Same Property Portfolio
	Year-to-Date						Three Months Ended					Year Ended
	12/31/07		9/30/07(1)		12/31/06(1)		12/31/07		9/30/07		Change %	12/31/07		12/31/06		Change %

Total Hospital:
Property count	37		37		35		26		26			26		26
Investment	$1,456,951		$1,457,514		$1,336,802		$714,391		$714,391		—	$714,391		$713,806		0.1
Beds	4,402		4,402		3,526		3,217		3,217		—	3,217		3,217		—
Occupancy %	55.4		55.8		56.6		55.5		55.9		(0.4)	55.5		56.5		(1.0)
EBITDAR	$250,028		$221,058		$218,972		$214,158		$195,763		9.4	$214,158		$177,287		20.8
CFC/DSC	2.38	x	2.20	x	2.27	x	2.34	x	2.15	x	8.8	2.34	x	2.15	x	8.8
NOI:

Rental revenues							$23,471		$24,290		(3.4)	$92,839		$91,506		1.5

Operating expenses							—		(4)		(100.0)	(6)		—		—
							$23,471		$24,286		(3.4)	$92,833		$91,506		1.5
Adjusted NOI:
Straight-line rents							(260)		(260)		—	(1,084)		(1,313)		(17.4)

							$23,211		$24,026		(3.4)	$91,749		$90,193		1.7

Lease Expirations

		Annualized Base Rent
	Properties	Amount	%
2008	2	$2,644	3
2009	7	41,019	40
2010	1	2,973	3
2011	3	5,606	5
2012	3	2,765	3
2013	—	—	—
2014	—	—	—
2015	3	3,873	4
2016	—	—	—
2017	3	5,426	5
Thereafter	15	37,641	37
	37	$101,947	100

(1)          Amounts are reflected as originally reported.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Skilled Nursing Portfolio

As of and for the year ended December 31, 2007, dollars in thousands

	Property		Rental	Operating	Average			Cash Flow Coverage
Owned Property Portfolio	Count	Investment	Revenues	Expenses	Age (Years)	Beds	Occupancy %	EBITDAR	CFC
Skilled nursing	60	$303,233	$43,133	$77	22	6,995	86.2	$57,482	1.48	x

	Property		Interest	Average			Debt Service Coverage
Secured Loan Portfolio	Count	Investment	Income	Age (Years)	Beds	Occupancy %	EBITDAR	DSC
Skilled nursing	3	$15,585	$1,752	29	442	84.5	$5,229	2.13	x
Repaid loans			852
			$2,604

		Interest
Mezzanine Loans	Investment	Income
Skilled nursing	$903,154	$3,147

Portfolio Diversification

					Rental Revenues and
	Properties		Investment		Interest Income
Operator	Count	% Pooled	Amount	%	Amount	%	Beds	Occupancy %	CFC/DSC
HCR ManorCare	—	—	$903,154	73	$3,147	7	N/A	N/A	N/A
Trilogy Health Services	12	92	68,294	6	9,164	19	1,250	93.7	1.42	x
Formation Capital	9	100	63,100	5	6,762	14	934	95.0	1.72	x
Covenant Care	12	—	60,056	5	8,515	18	1,329	84.4	1.35	x
Kindred	9	100	33,100	3	8,144	17	1,288	85.6	1.22	x
Other	21	33	94,268	8	12,300	25	2,636	80.5	1.87	x
	63	57	$1,221,972	100	$48,032	100	7,437	86.1	1.52	x

See Reporting Definitions and Supplemental Financial Measures Disclosures

Skilled Nursing Portfolio

As of and for the year ended December 31, 2007, dollars in thousands

Geographic Concentration(1)

	Property	Investment		Rental Revenues & Interest Income
State	Count	Amount	%	Amount	%	Beds	Occupancy	CFC/DSC
IN	15	$80,594	25	$11,013	25	1,558	90.2	1.24	x
VA	9	63,100	20	6,762	15	934	95.0	1.72	x
OH	8	41,766	13	6,700	15	1,077	78.8	1.34	x
TX	4	24,484	8	2,710	6	570	76.5	1.51	x
CO	4	22,223	7	3,068	7	602	90.2	2.15	x
CA	5	18,486	6	2,901	6	598	85.8	2.28	x
Other	18	68,165	21	11,731	26	2,098	84.4	1.49	x
	63	$318,818	100	$44,885	100	7,437	86.1	1.52	x

Portfolio Trends

	Total Portfolio			Same Property Portfolio
	Year-to-Date			Three Months Ended			Year Ended
	12/31/07	9/30/07(2)	12/31/06(2)	12/31/07	9/30/07	Change %	12/31/07	12/31/06	Change %
Total Skilled nursing:
Property count	63	65	69	59	59		59	59
Investment	$1,221,972	$321,572	$333,167	$298,166	$297,525	0.2	$298,166	$295,887	0.8
Beds	7,437	7,560	8,000	6,907	6,907	—	6,907	6,907	—
Occupancy %	86.1	86.4	85.2	86.1	86.4	(0.3)	86.1	85.0	1.1
EBITDAR	$62,711	$63,650	$70,464	$56,517	$56,644	(0.2)	$56,517	$62,148	(9.1)
CFC/DSC	1.52 x	1.55 x	1.55 x	1.48 x	1.50 x	(1.3)	1.48 x	1.54 x	(3.9)
NOI:

Rental revenues				$10,831	$10,694	1.3	$42,567	$40,313	5.6
Operating expenses				45	(74)	(160.8)	(76)	(27)	181.5
				$10,876	$10,620	2.4	$42,491	$40,286	5.5
Adjusted NOI:
Straight-line rents				(164)	(175)	(6.3)	(728)	(216)	237.0
Above/below market rents				29	29	—	116	116	—
				$10,741	$10,474	2.5	$41,879	$40,186	4.2

(1)

Geographic concentration excludes mezzanine loans as the investment and revenues associated with these assets cannot be allocated to a particular geographic region. In addition, geographic concentration also excludes interest income from secured loans, which were repaid as of December 31, 2007.

(2)	Amounts are reflected as originally reported.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Skilled Nursing Portfolio

As of and for the year ended December 31, 2007, dollars in thousands

Lease Expirations

		Annualized Base Rent
	Properties	Amount	%
2008	1	$637	2
2009	4	2,240	5
2010	—	—	—
2011	—	—	—
2012	—	—	—
2013	10	6,622	16
2014	9	6,547	16
2015	5	2,744	7
2016	14	10,701	26
2017	11	8,411	20
Thereafter	9	3,186	8
	63	$41,088	100

See Reporting Definitions and Supplemental Financial Measures Disclosures

Unconsolidated Operating Portfolio

As of and for the year ended December 31, 2007, dollars and square feet in thousands

	Property		Rental	Operating	Average	Capacity		Cash Flow Coverage
HCP Ventures II (35%)	Count	Investment	Revenues	Expenses	Age (Years)	(Units)	Occupancy %	EBITDAR	CFC
Assisted living	2	$11,077	$875	$—	8	111	81.1	$422	0.56	x
Independent living	20	978,522	74,089	7	17	5,080	92.4	60,187	0.97	x
CCRCs	3	107,668	8,348	—	8	444	94.0	6,571	0.95	x
	25	$1,097,267	$83,312	$7	15	5,635	92.3	$67,180	0.96	x

	Property		Rental	Operating	Average	Capacity
HCP Ventures III (30%)	Count	Investment	Revenues	Expenses	Age (Years)	(Square Feet)	Occupancy %
On-Campus	9	$108,112	$13,148	$4,288	6	606	98.1
Off-Campus	4	32,458	4,281	1,602	5	183	100.0
	13	$140,570	$17,429	$5,890	6	789	98.6

	Property		Rental	Operating	Average
HCP Ventures IV (20%)	Count	Investment	Revenues	Expenses	Age (Years)	Capacity(1)	Occupancy %(1)
Medical office:
On-Campus	23	$229,324	$17,400	$7,670	18	1,226 Sq. Ft.	84.1
Off-Campus	27	313,816	21,241	8,012	16	1,342 Sq. Ft.	87.8
Life science	4	23,870	1,331	118	6	111 Sq. Ft.	100.0
Hospital:
LTACH	1	12,184	874	248	1	N/A	N/A
Rehab	1	13,965	787	12	1	N/A	N/A
Specialty	2	55,224	3,660	495	2	N/A	N/A
	58	$648,383	$45,293	$16,555	15

(1)           Information not provided by the respective operator/tenant.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Unconsolidated Operating Portfolio

As of and for the year ended December 31, 2007, dollars in thousands

Portfolio Diversification

Geographic Concentration

	Investment		Rental	Operating
State	Amount	%	Revenues	Expenses
TX	$605,132	32	$43,578	$7,888
FL	435,013	23	33,512	4,089
IL	235,353	12	17,855	1,402
RI	200,885	11	16,898	1
AZ	112,456	6	8,550	1,983
CA	73,850	4	5,184	—
AL	57,957	3	6,807	2,011
TN	34,320	2	3,262	1,230
MO	33,148	2	2,339	869
NC	23,870	1	1,331	118
Other	74,236	4	6,718	2,861
	$1,886,220	100	$146,034	$22,452

See Reporting Definitions and Supplemental Financial Measures Disclosures

Reporting Definitions

Acute Care Hospitals.  Acute care hospitals offer a wide range of services such as fully-equipped operating and recovery rooms, obstetrics, radiology, intensive care, open heart surgery and coronary care, neurosurgery, neonatal intensive care, magnetic resonance imaging, nursing units, oncology, clinical laboratories, respiratory therapy, physical therapy, nuclear medicine, rehabilitation services and outpatient services.

Annualized Base Rent.  The most recent monthly base rent due to HCP as of period end annualized for twelve months.  Annualized Base Rent does not include additional rent.  The Company uses Annualized Base Rent in Lease Expirations schedules.

Annualized Debt Service.  The most recent monthly interest and principal amortization due to HCP as of period end annualized for twelve months.  The Company uses Annualized Debt Service for purposes of determining Debt Service Coverage.

Annualized Revenues.  The most recent monthly base rent, income from direct financing leases and/or interest income accrued to HCP as of period end annualized for twelve months.  Annualized Revenues do not include additional rents and non-cash revenue adjustments (i.e., straight-line rents, amortization of above and below market lease intangibles and deferred revenues).  The Company uses Annualized Revenues for the purpose of determining Relationship Concentrations.

Assets Held for Sale.  Assets of discontinued operations in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.

Assisting Living Facility (“ALF”).  A senior housing facility that predominantly consists of assisted living units is classified by the Company as an ALF.

Beds/Units/Square Feet.  Senior housing facilities are measured in units (e.g., studio, one or two bedroom units).  MOBs and life science facilities are measured in square feet. Hospitals and skilled nursing facilities are measured in licensed bed count.

Book Value.  The carrying amount as reported in the Company’s financial statements.

Cash Flow Coverage (“CFC”).  Facility EBITDAR for the most recent twelve months of available data divided by the Same Period Rent.  Cash Flow Coverage is a supplemental measure of a property’s ability to generate cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related rent and other obligations to the Company.  However, its usefulness is limited by, among other things, the same factors that limit the usefulness of Facility EBITDAR.  The coverages shown exclude newly completed facilities under start-up, vacant facilities and facilities for which data is not available or meaningful.

Consolidated Assets.  Total assets as reported in the Company’s consolidated financial statements.

Consolidated Book Capitalization.  The carrying amount of (i) Consolidated Debt, plus (ii) total minority interests, plus (iii) total stockholders’ equity, as reported in the Company’s consolidated financial statements.

Consolidated Debt.  The carrying amount of bank lines of credit, bridge loans (if applicable), term loans (if applicable), senior unsecured notes, mortgage debt and other debt as reported in the Company’s consolidated financial statements.

Consolidated Gross Assets.  The carrying amount of total assets, excluding investments in and advances to unconsolidated joint ventures, after adding back accumulated depreciation and amortization, as reported in the Company’s consolidated financial statements.

Consolidated Market Capitalization.  Consolidated Debt at Book Value plus Consolidated Market Equity.

Consolidated Market Equity.  The total number of outstanding shares of the Company’s common stock multiplied by the closing price per share of its common stock on the New York Stock Exchange as of period end, plus the total number of convertible partnership units multiplied by the closing price per share of its common stock on the New York Stock Exchange as of period end (adjusted for stock splits), plus the total number of outstanding shares of the Company’s preferred stock multiplied by the closing price of its preferred stock on the New York Stock Exchange as of period end.

Consolidated Secured Debt.  Mortgage debt secured by real estate as reported in the Company’s consolidated financial statements.

Consolidated Undepreciated Book Capitalization.  Consolidated Book Capitalization after adding back accumulated depreciation and amortization on the Company’s real estate assets, as reported in the Company’s consolidated financial statements.

Continuing Care Retirement Community (“CCRC”).  A senior housing facility which provides at least three levels of care (i.e., independent living, assisted living and skilled nursing) is classified by the Company as a CCRC.

Debt Service.  The periodic payment of interest expense and principal amortization on secured loans.

Debt Service Coverage (“DSC”).  Facility EBITDAR for the most recent twelve months of available data divided by the Annualized Debt Service. Debt Service Coverage is a supplemental measure of the property’s ability to generate sufficient cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related obligations to the Company under loan agreements.  However, its usefulness is limited by the same factors that limit the usefulness of Facility EBITDAR.  The coverages shown exclude newly completed facilities under start-up, vacant facilities and facilities for which data is not available or meaningful.

Direct Financing Lease (“DFL”).  The Company uses the direct finance method of accounting to record income from DFLs.  For leases accounted for as DFLs, future minimum lease payments are recorded as a receivable.  The difference between the future minimum lease payments and the estimated residual values less the cost of the properties is recorded as unearned income.  Unearned income is deferred and amortized to income over the lease terms to provide a constant yield.  Investments in direct financing leases, as reported in the Company’s consolidated financial statements, are presented net of unamortized interest income.  DFLs have initial terms that range from 5 to 35 years.

Reporting Definitions

Estimated Completion Date.  Management’s estimate of the date the core and shell structure improvements are expected to be completed.

Facility EBITDAR (“EBITDAR”).  Earnings before interest, taxes, depreciation, amortization and rent for a particular facility accruing to the operator/tenant of the property (not the Company).  The Company uses Facility EBITDAR in determining Cash Flow Coverage and Debt Service Coverage.  Facility EBITDAR has limitations as an analytical tool.  Facility EBITDAR does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments.  In addition, Facility EBITDAR does not represent a property’s net income or cash flow from operations and should not be considered an alternative to those indicators.  However, the Company receives periodic financial information from operators/tenants regarding the performance of the Company’s facilities under the operator’s/tenant’s management.  The Company utilizes Facility EBITDAR as a supplemental measure of the ability of those properties to generate sufficient liquidity to meet related obligations to the Company.  Facility EBITDAR includes the greater of (i) contractual management fees or (ii) an imputed management fee of 2% for acute care hospitals and 5% for skilled nursing facilities and senior housing facilities which the Company believes represents typical management fees in their respective industries.  All facility financial performance data was derived solely from information provided by operators/tenants and borrowers without independent verification by the Company.

Future Minimum Rents.  Future minimum lease payments to be received by HCP, excluding operating expense reimbursements, from lessees under non-cancelable operating leases as of period end.

GAAP.  U.S. generally accepted accounting principles.

HCP MOP.  Prior to November 30, 2006, HCP Medical Office Portfolio, LLC (“HCP MOP”), was an unconsolidated joint venture formed between the Company and an affiliate of General Electric Company (“GE”), for which the Company was the managing member and in which it had a 33% interest. Since that date, the Company has been the 100% owner of HCP MOP.

HCP Ventures II.  An unconsolidated joint venture formed on January 5, 2007 between the Company and an institutional capital partner, for which the Company is the managing member and in which it has a 35% interest.

HCP Ventures III.  An unconsolidated joint venture formed on October 27, 2006 between the Company and an institutional capital partner, for which the Company is the managing member and in which it has an effective 25.5% interest.

HCP Ventures IV.  An unconsolidated joint venture formed on April 30, 2007 between the Company and an institutional capital partner, for which the Company is the managing member and in which it has a 20% interest.

Independent Living Facility (“ILF”).  A senior housing facility that predominantly consists of independent living units is classified by the Company as an ILF.

Investment.  The carrying amount of real estate assets, including intangibles, after adding back accumulated depreciation and amortization and the carrying amount of mortgage loans receivable.  Excludes real estate assets held for sale and classified as discontinued operations, unless otherwise specified.

Life Science.  Laboratory and office space primarily for biotechnology and pharmaceutical companies, scientific research institutions, government agencies and other entities involved in the life science industry.

Long-Term Acute Care Hospitals (“LTACHs”).  LTACHs provide care for patients with complex medical conditions that require longer stays and more intensive care, monitoring or emergency back-up than that available in most skilled nursing-based programs.

Marketable Securities.  The Company classifies its existing marketable equity and debt securities as available-for-sale in accordance with provisions of SFAS No. 115. These securities are carried at fair market value, with unrealized gains and losses reported in stockholders’ equity as a component of accumulated other comprehensive income.

MOB.  Medical office building.

Occupancy.  For MOBs and life science facilities, occupancy represents the percentage of total rentable square feet leased and occupied, including month-to-month leases, as of the date reported. For hospitals, skilled nursing facilities and senior housing facilities, occupancy represents the facilities’ operating occupancy for each quarter based on the most recent quarter of available data.  The percentages are calculated based on licensed beds, available beds and units for hospitals, skilled nursing facilities and senior housing facilities, respectively.  The percentages shown exclude newly completed facilities under start-up, vacant facilities and facilities for which data is not available or meaningful.  All facility financial performance data were derived solely from information provided by operators/tenants and borrowers without independent verification by the Company.

Operating Portfolio.  Represents owned properties, direct financing leases, loans and marketable debt securities, and excludes properties under development.

Other Debt Investments.  Marketable debt securities and loans not secured by real estate.

Percentage Pre-leased.  Represents the percentage of a development project’s estimated square footage attributed to signed leases.

Pooled Leases.  Two or more leases to the same operator/tenant or subsidiaries of the same operator/tenant, the lessee’s or lessees’ performance obligations under which are combined by virtue of a master lease, a pooling agreement or cross-guaranties.

Rehabilitation Hospitals (“Rehab”).  Rehabilitation hospitals provide inpatient and outpatient care for patients who have sustained traumatic injuries or illnesses, such as spinal cord injuries, strokes, head injuries, orthopedic problems, work-related disabilities and neurological diseases.

Rental Revenues.  Represents rental and related revenues, tenant recoveries and income from direct financing leases.

Same Period Rent.  The base rent plus additional rent due to the Company over the most recent trailing twelve-month period as of period end.  The Company uses Same Period Rent for purposes of determining property-level Cash Flow Coverage.

Reporting Definitions

Same Property Portfolio (“SPP”).  An important component of the Company’s evaluation of the operating performance of its properties.  The Company defines its same property portfolio each quarter as those properties that have been in operation throughout the current year and the prior year and that were also in operation at January 1st of the prior year.  Newly acquired assets, developments in process and assets classified in discontinued operations are excluded from the same property portfolio.  Same property statistics allow management to evaluate the NOI of its real estate portfolio as a consistent population from period to period and eliminates the effects of changes in the composition of the properties on performance measures.

Senior Housing.  ALFs, ILFs and CCRCs.  For reporting purposes, the Company’s senior housing portfolio also includes a school formerly operated as an assisted living facility and six health and wellness centers.

Specialty Hospitals.  Specialty hospitals are licensed as acute care hospitals but focus on providing care in specific areas such as cardiac, orthopedic and women’s conditions, or specific procedures such as surgery and are less likely to provide emergency services.

Square Feet Owned.  The square footage for properties owned by the Company or its consolidated joint ventures, and excludes square footage for development properties prior to completion.

Total Book Capitalization.  Total Debt plus the carrying amount of minority interests plus the carrying amount of stockholders’ equity.

Total Debt.  Consolidated Debt at Book Value plus the Company’s pro rata share of debt from unconsolidated joint ventures.

The following table details the calculation of Total Debt at December 31, 2007 and 2006:

	December 31,
In thousands	2007	2006
Bank lines of credit	$951,700	$624,500
Bridge and term loans	1,350,000	504,593
Senior unsecured notes	3,819,950	2,748,522
Mortgage debt(1)	1,280,761	2,216,654
Other debt	108,496	107,746
Consolidated debt	7,510,907	6,202,015
HCP’s share of unconsolidated mortgage debt	340,506	27,519
Total debt	$7,851,413	$6,229,534

Total Gross Assets.  Consolidated Gross Assets plus the Company’s pro rata share of total assets from unconsolidated joint ventures, after adding back accumulated depreciation and amortization.

The following table details the calculation of Total Gross Assets at December 31, 2007 and 2006:

	December 31,
In thousands	2007	2006
Consolidated total assets	$12,521,772	$10,012,749
Investments in and advances to unconsolidated joint ventures	(248,894)	(25,389)
Accumulated depreciation and amortization	830,420	569,688
Accumulated depreciation and amortization from assets held for sale and contribution	—	7,489
Consolidated gross assets	$13,103,298	$10,564,537
HCP’s share of unconsolidated total assets(2)	555,343	45,208
HCP’s share of unconsolidated accumulated depreciation and amortization(2)	17,593	849
Total gross assets	$13,676,234	$10,610,594

Total Market Capitalization.  Total Debt plus Consolidated Market Equity.

The following table details the calculation of Total Market Capitalization at December 31, 2007:

	December 31, 2007
In thousands, except price data	Shares/Units	Price	Value
Common stock	216,819	$34.78	$7,540,965

Convertible partnership units
2 for 1(3)	2,516	69.56	175,013
1 for 1(4)	5,066	34.78	176,195
			351,208
Preferred stock:
7.25% Series E	4,000	19.61	78,440
7.10% Series F	7,820	19.20	150,144
			228,584

Consolidated market equity			$8,120,757

Consolidated debt			7,510,907

Consolidated market capitalization			$15,631,664

HCP’s share of unconsolidated mortgage debt			340,506

Total market capitalization			$15,972,170

(1)	Includes mortgage debt on assets held for contribution and held for sale at December 31, 2006.
(2)

Includes pro-rata share of our unconsolidated institutional joint ventures, HCP Venture II, HCP Venture III and HCP Venture IV. Prior to November 30, 2006, HCP MOP was an unconsolidated joint venture formed between the Company and an affiliate of GE, for which the Company was the managing member and had a 33% interest therein. HCP’s share of EBITDA and interest expense from HCP MOP excludes amounts subsequent to HCP’s acquisition of GE’s interest.

(3)

Each convertible partnership unit is exchangeable for an amount of cash approximating the then-current market value of two shares of the Company’s common stock at time of conversion or, at the Company’s option, two shares of the Company’s common stock.

(4)

Each convertible partnership unit is exchangeable for an amount of cash approximating the then-current market value of one share of the Company’s common stock at time of conversion or, at the Company’s option, one share of the Company’s common stock.

Reporting Definitions

Total Secured Debt.  Consolidated secured debt plus the Company’s pro rata share of mortgage debt from unconsolidated joint ventures.

Total Undepreciated Book Capitalization.  Total Book Capitalization after adding back accumulated depreciation and amortization on the Company’s real estate assets and the Company’s pro rata share of accumulated depreciation and amortization on real estate assets in unconsolidated joint ventures.

The following table details the calculation of Total Undepreciated Book Capitalization at December 31, 2007 and 2006:

	December 31,
In thousands	2007	2006
Total debt	$7,851,413	$6,229,534
Total minority interests	339,271	161,765
Total stockholders’ equity	4,103,709	3,294,036
Total book capitalization	12,294,393	9,685,335
Accumulated depreciation and amortization	830,420	569,688
Accumulated depreciation and amortization from assets held for sale and contribution	—	7,489
HCP’s share of unconsolidated accumulated depreciation and amortization(1)	17,593	849
Total undepreciated book capitalization	$13,142,406	$10,263,361

Yield.  Yield is calculated as Net Operating Income, as adjusted, divided by total investment.  For acquisitions, initial yields are calculated as projected Net Operating Income, twelve months forward, as adjusted, as of the closing date divided by total acquisition cost.  The total acquisition cost basis includes the initial purchase price, the effects of adjusting assumed debt to market, lease intangible adjustments and all transaction costs.  For dispositions, exit yields are calculated as Net Operating Income (trailing twelve months), as adjusted, divided by total disposition price.

(1)        Includes pro-rata share of our unconsolidated institutional joint ventures, HCP Venture II, HCP Venture III and HCP Venture IV.  Prior to November 30, 2006, HCP MOP was an unconsolidated joint venture formed between the Company and an affiliate of GE, for which the Company was the managing member and had a 33% interest therein.  HCP’s share of EBITDA and interest expense from HCP MOP excludes amounts subsequent to HCP’s acquisition of GE’s interest.

Supplemental Financial Measures Disclosures

Adjusted Fixed Charge Coverage. Adjusted EBITDA divided by Fixed Charges.  The Company uses Adjusted Fixed Charge Coverage, a non-GAAP financial measure, as a measure of liquidity. The Company believes Adjusted Fixed Charge Coverage provides investors, particularly fixed income investors, relevant and useful information because it measures the Company’s ability to meet its interest payments on outstanding debt and pay dividends to its preferred stockholders. The Company’s various debt agreements contain covenants that require the Company to maintain ratios similar to Adjusted Fixed Charge Coverage and credit rating agencies utilize similar ratios in evaluating and determining the credit rating on certain debt instruments of the Company.  However, since this ratio is derived from Adjusted EBITDA and Fixed Charges, its usefulness is limited by the same factors that limit the usefulness of Adjusted EBITDA and Fixed Charges.  Further, the Company’s computation of Adjusted Fixed Charge Coverage may not be comparable to similar fixed charge coverage ratios reported by other companies.

The following table details the calculation of Adjusted Fixed Charge Coverage for the three months and years ended December 31, 2007 and 2006:

	Three Months Ended				Year Ended
	December 31,				December 31,
In thousands	2007		2006		2007		2006

Net income	$50,295		$241,274		$589,015		$417,547
Interest expense:
Continuing operations	101,105		109,882		357,024		211,869
Discontinued operations	454		748		1,810		1,462
Income taxes	1,638		145		2,669		254
Depreciation and amortization of real estate, in-place lease and other intangibles:
Continuing operations	79,232		53,184		274,348		132,916
Discontinued operations	67		5,060		6,831		21,153
Equity income from unconsolidated joint ventures	(1,887)		(751)		(5,645)		(8,331)
HCP’s share of EBITDA from unconsolidated joint ventures(1)	9,901		3,599		36,067		15,963
Other joint venture adjustments	642		—		2,251		—
EBITDA	241,447		413,141		1,264,370		792,833

Minority interests’ share of earnings	6,364		3,347		24,356		14,805
Impairments	—		4,870		—		9,581
Gains on sales of real estate and real estate interest	(11,315)		(228,682)		(413,725)		(275,283)

Adjusted EBITDA	$236,496		$192,676		$875,001		$541,936

Interest expense:
Continuing operations	$101,105		$109,882		$357,024		$211,869
Discontinued operations	454		748		1,810		1,462
HCP’s share of interest expense from unconsolidated joint ventures(1)	5,032		1,344		18,466		4,294
Capitalized interest	8,322		307		12,346		895
Preferred stock dividends	5,282		5,282		21,130		21,130

Fixed charges	$120,195		$117,563		$410, 776		$239,650

Adjusted fixed charge coverage	2.0	x	1.6	x	2.1	x	2.3	x

(1)

Includes pro-rata share of our unconsolidated institutional joint ventures, HCP Ventures II, HCP Ventures III and HCP Ventures IV. Prior to November 30, 2006, HCP MOP was an unconsolidated joint venture formed between the Company and an affiliate of GE, for which the Company was the managing member and had a 33% interest therein. HCP’s share of EBITDA and interest expense from HCP MOP excludes amounts subsequent to HCP’s acquisition of GE’s interest.

Supplemental Financial Measures Disclosures

EBITDA and Adjusted EBITDA.  The real estate industry uses earnings before interest, taxes, depreciation and amortization (“EBITDA”), a non-GAAP financial measure, as a measure of both operating performance and liquidity.  Adjusted EBITDA is calculated as EBITDA excluding minority interests’ share of earnings, impairments and gains or losses from real estate dispositions.  The Company uses EBITDA and Adjusted EBITDA to measure both its operating performance and liquidity.  The Company considers Adjusted EBITDA to provide investors relevant and useful information because it permits investors to view income from its operations on an unleveraged basis before the effects of taxes, non-cash depreciation and amortization, impairments and gains or losses from real estate dispositions.  By excluding interest expense, Adjusted EBITDA allows investors to measure the Company’s operating performance independent of its capital structure and indebtedness and, therefore, allows for a more meaningful comparison of its operating performance between quarters as well as annual periods and to compare its operating performance to that of other companies, both in the real estate industry and in other industries.  The Company considers Adjusted EBITDA to be a useful supplemental measure for reviewing its comparative performance with other companies because, by excluding non-cash depreciation expense, Adjusted EBITDA can help the investing public compare the performance of a real estate company to that of companies in other industries.  As a liquidity measure, the Company believes that EBITDA and Adjusted EBITDA help investors analyze the Company’s ability to meet its interest payments on outstanding debt and to make preferred dividend payments.  The Company’s various debt agreements contain covenants that require the Company to maintain ratios similar to Adjusted Fixed Charge Coverage and credit rating agencies utilize similar ratios in evaluating and determining the credit rating on certain debt instruments of the Company.  The Company believes investors should consider EBITDA and Adjusted EBITDA, in conjunction with net income (the primary measure of the Company’s performance) and the other required GAAP measures of its performance and liquidity, to improve their understanding of the Company’s operating results and liquidity, and to make more meaningful comparisons of its performance between periods and as against other companies.  By excluding interest, taxes, depreciation and amortization, impairments and gains or losses from real estate dispositions when assessing the Company’s financial performance, an investor is assessing the earnings generated by the Company’s operations, but not taking into account the eliminated expenses or gains or losses from real estate dispositions incurred in connection with such operations.  As a result, EBITDA and Adjusted EBITDA have limitations as analytical tools and should be used in conjunction with the Company’s required GAAP presentations.  EBITDA and Adjusted EBITDA do not reflect the Company’s historical cash expenditures or future cash requirements for capital expenditures or contractual commitments.  Also, EBITDA and Adjusted EBITDA do not reflect the cash required to make interest and principal payments on the Company’s outstanding debt.  While Adjusted EBITDA is a relevant and widely used measure of operating performance and liquidity, it does not represent net income or cash flow from operations as defined by GAAP and it should not be considered as an alternative to those indicators in evaluating operating performance or liquidity.  Further, the Company’s computation of EBITDA and Adjusted EBITDA may not be comparable to similar measures reported by other companies.

The following table reconciles Adjusted EBITDA from net cash provided by operating activities for the three months and years ended December 31, 2007 and 2006:

	Three Months Ended		Year Ended
	December 31,		December 31,
In thousands	2007	2006	2007	2006

Net cash provided by operating activities	$143,230	$86,703	$453,051	$341,196
Changes in:
Accounts receivable	10,489	(658)	13,115	(1,295)
Other assets	(3,763)	1,365	14,621	8,263
Accounts payable and accrued liabilities	(29,762)	(8,286)	(26,634)	(28,579)
Securities gains, net	(2,641)	309	2,233	1,861
Gains on sales of real estate and real estate interest	11,315	228,682	413,725	275,283
Impairments	—	(4,870)	—	(9,581)
Minority interests’ share of earnings	(6,364)	(3,347)	(24,356)	(14,805)
Distributions of earnings from unconsolidated joint ventures	(2,116)	(751)	(5,264)	(8,331)
Equity income from unconsolidated joint ventures	1,887	751	5,645	8,331
Deferred rental revenue	(90)	878	(9,027)	518
Interest accretion	2,311	2,513	8,739	2,513
Straight-line rents	10,258	10,774	49,725	18,210
Recovery of loan losses	—	—	386	—
Amortization of debt issuance costs	(5,139)	(11,787)	(20,413)	(14,533)
Stock-based compensation	(2,892)	(2,172)	(11,408)	(8,232)
Amortization of above and (below) market lease intangibles, net	2,871	(586)	6,056	797
Depreciation and amortization of real estate, in-place lease and other intangibles:
Continuing operations	(79,232)	(53,184)	(274,348)	(132,916)
Discontinued operations	(67)	(5,060)	(6,831)	(21,153)
Net income	50,295	241,274	589,015	417,547

Interest expense:
Continuing operations	101,105	109,882	357,024	211,869
Discontinued operations	454	748	1,810	1,462
Income taxes	1,638	145	2,669	254
Depreciation and amortization of real estate, in-place lease and other intangibles:
Continuing operations	79,232	53,184	274,348	132,916
Discontinued operations	67	5,060	6,831	21,153
Equity income from unconsolidated joint ventures	(1,887)	(751)	(5,645)	(8,331)
HCP’s share of EBITDA from unconsolidated joint ventures(1)	9,901	3,599	36,067	15,963
Other joint venture adjustments	642	—	2,251	—
EBITDA	241,447	413,141	1,264,370	792,833

Minority interests’ share of earnings	6,364	3,347	24,356	14,805
Impairments	—	4,870	—	9,581
Gains on sales of real estate and real estate interest	(11,315)	(228,682)	(413,725)	(275,283)
Adjusted EBITDA	$236,496	$192,676	$875,001	$541,936

(1)

Includes pro-rata share of our unconsolidated institutional joint ventures, HCP Ventures II, HCP Ventures III and HCP Ventures IV. Prior to November 30, 2006, HCP MOP was an unconsolidated joint venture formed between the Company and an affiliate of GE, for which the Company was the managing member and had a 33% interest therein. HCP’s share of EBITDA and interest expense from HCP MOP excludes amounts subsequent to HCP’s acquisition of GE’s interest.

Supplemental Financial Measures Disclosures

Fixed Charges.  Total interest expense plus capitalized interest plus preferred stock dividends.  The Company uses Fixed Charges to measure its interest payments on outstanding debt and dividends to its preferred stockholders for purposes of presenting Fixed Charge Coverage and Adjusted Fixed Charge Coverage.  However, the usefulness of Fixed Charges is limited as, among other things, it does not include all contractual obligations.  The Company’s computation of Fixed Charges should not be considered an alternative to fixed charges as defined by Item 503(d) of Regulation S-K and may not be comparable to fixed charges reported by other companies.

Funds From Operations (“FFO”).  The Company believes that net income as defined by GAAP is the most appropriate earnings measure.  The Company also believes that Funds From Operations, or FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), FFO applicable to common shares, Diluted FFO applicable to common shares, and Basic and Diluted FFO per common share are important non-GAAP supplemental measures of operating performance for a real estate investment trust.  Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time.  However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that use historical cost accounting for depreciation could be less informative.  Thus, NAREIT created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization, with adjustments to derive the Company’s pro rata share of FFO from consolidated and unconsolidated joint ventures.  Adjustments for joint ventures are calculated to reflect FFO on the same basis.  The Company believes that the use of FFO, combined with the required GAAP presentations, improves the understanding of operating results of real estate investment trusts among investors and makes comparisons of operating results among such companies more meaningful.  The Company considers FFO to be a useful measure for reviewing comparative operating and financial performance because, by excluding gains or losses related to sales of previously depreciated operating real estate assets and real estate depreciation and amortization, FFO can help investors compare the operating performance of a real estate investment trust between periods or as compared to other companies. While FFO is a relevant and widely used measure of operating performance of real estate investment trusts, it does not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO also does not consider the costs associated with capital expenditures related to the Company’s real estate assets nor is FFO necessarily indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO may not be comparable to FFO reported by other real estate investment trusts that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently from the Company. For a reconciliation of FFO to net income, please refer to the slide in this supplemental information package captioned “Consolidated Funds From Operations.”

FFO Payout Ratio per Common Share.  Dividends declared per common share divided by Diluted FFO per common share for a given period.  The Company believes the FFO Payout Ratio per Common Share provides investors relevant and useful information because it measures the portion of FFO being declared as dividends to common stockholders.  FFO Payout Ratio per Common Share is subject to the same limitations noted in the definition of FFO above.

Net Operating Income from Continuing Operations (“NOI”).  A non-GAAP supplemental financial measure used to evaluate the operating performance of real estate properties and SPP.  The Company defines NOI as rental revenues, including tenant reimbursements and income from direct financing leases, less property level operating expenses. NOI excludes gain on sale of real estate interest, depreciation and amortization, general and administrative expenses, impairments, interest expense and discontinued operations.  The Company believes NOI provides investors relevant and useful information because it measures the operating performance of the Company’s real estate at the property level on an unleveraged basis.  NOI, as adjusted, is calculated as NOI eliminating the effects of straight-line rents, amortization of above and below market lease intangibles, and lease termination fees. NOI, as adjusted, is sometimes referred as “adjusted NOI” or “cash basis NOI.”  The Company uses NOI and NOI, as adjusted, to make decisions about resource allocations, to assess and compare property level performance, and evaluate SPP.  The Company believes that net income is the most directly comparable GAAP measure to NOI.  NOI should not be viewed as an alternative measure of operating performance to net income as defined by GAAP since it does not reflect the aforementioned excluded items.  Further, NOI may not be comparable to that of other real estate investment trusts, as they may use different methodologies for calculating NOI.

The following table reconciles NOI from net income for the three months and years ended December 31, 2007 and 2006:

	Three Months Ended		Year Ended
	December 31,		December 31,
In thousands	2007	2006	2007	2006

Net income	$50,295	$241,274	$589,015	$417,547
Investment management fee income	(1,519)	(1,220)	(13,581)	(3,895)
Interest expense	101,105	109,882	357,024	211,869
Depreciation and amortization	79,232	53,184	274,348	132,916
General and administrative	17,463	22,163	70,930	47,195
Impairments	—	3,577	—	3,577
Equity income from unconsolidated joint ventures	(1,887)	(751)	(5,645)	(8,331)
Gain on sale of real estate interest	—	—	(10,141)	—
Interest and other income	(20,921)	(8,852)	(75,676)	(34,816)
Minority interests’ share of earnings	6,364	3,347	24,356	14,805
Total discontinued operations	(11,493)	(243,355)	(428,252)	(338,392)

Net operating income (“NOI”)	$218,639	$179,249	$782,378	$442,475

Supplemental Financial Measures Disclosures

The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the SEC.  The Reporting Definitions and Supplemental Financial Measures Disclosures are an integral part of the information presented herein.

On our internet website, www.hcpi.com, you can access, free of charge, our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC.  The information contained on our website is not incorporated by reference into, and should not be considered a part of, this supplemental information package.  In addition, the SEC maintains an internet website that contains reports, proxy and information statements, and other information regarding issuers, including HCP, that file electronically with the SEC at www.sec.gov.

For more information, contact Mark A. Wallace, Executive Vice President, Chief Financial Officer and Treasurer at (562) 733-5100.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this supplemental information which are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include the Company’s estimate of (i) yields, (ii) completion dates, stabilization dates, rentable square feet and total investment for development projects in progress, and (iii) rentable square feet for land held for future development. These statements are made as of the date hereof and are subject to known and unknown risks, uncertainties, assumptions and other factors–many of which are out of the Company’s control and difficult to forecast–that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. These risks and uncertainties include but are not limited to: the Company’s ability to access external sources of capital when desired and on reasonable terms; the Company’s ability to manage its indebtedness levels; the Company’s ability to maintain its credit ratings; the Company’s ability to achieve its expected benefits from acquisitions, including integrating and preserving the goodwill of those companies; competition for lessees and mortgagors (including new leases and mortgages and the renewal or rollover of existing leases); continuing reimbursement uncertainty in the skilled nursing segment; competition in the senior housing segment specifically and in the healthcare industry in general; the Company’s ability to acquire, sell or lease facilities and the timing of acquisitions, sales and leasings; the Company’s ability to realize the benefits of its mezzanine investments; changes in the financial condition of the Company’s lessees and obligors; changes in healthcare laws and regulations and other changes in the healthcare industry which affect the operations of the Company’s lessees or obligors; changes in the Company’s management; litigation claims and developments; costs of compliance with building regulations; changes in tax laws and regulations; changes in rules governing financial reporting, including new accounting pronouncements; changes in economic conditions, including changes in interest rates and the availability and cost of capital, which affect opportunities for profitable investments; and other risks  described from time to time in the Company’s Securities and Exchange Commission filings.  The Company assumes no, and hereby disclaims any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments.